U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2002

GENERAL CABLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12983	06-1398235

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Tesseneer Drive Highland Heights, Kentucky 41076

(Address of principal executive offices, including zip code

(859) 572-8000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events

     Pursuant to Commission Order No. 4-460, the Chief Executive Officer and Chief Financial Officer of General Cable Corporation each delivered to the Commission on August 6, 2002 statements under oath regarding facts and circumstances relating to certain of General Cable Corporation’s Exchange Act filings. The statements are attached as Exhibits 99(a) and 99(b).

ITEM 7. Exhibit Index

     The following exhibits are filed herewith.

Number	Title

99(a)	Registrant’s Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99(b)	Registrant’s Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date:	August 6, 2002	By: /s/Robert J. Siverd Robert J. Siverd Executive Vice President, General Counsel and Secretary